Summary Prospectus July 29, 2010 BUFFALO SCIENCE & TECHNOLOGY FUND (BUFTX) www.buffalo funds.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated July 29, 2010 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.buffalofunds.com/documents.html.  You can also get this information at no cost by calling 1-800-49-BUFFALO (1-800-492-8332) or by sending an email request to info@buffalofunds.com.

INVESTMENT OBJECTIVE
The investment objective of the Buffalo Science & Technology Fund (“Science & Technology Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.03%
       *The Total Annual Fund Operating Expenses for the Science & Technology Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Science & Technology Fund	$105	$328	$569	$1,259

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Science and Technology Fund normally invests at least 80% of its net assets in domestic common stocks of companies whose securities may increase in value due to the development, advancement or use of science and technology.  The Fund may also invest in companies whose securities are likely to appreciate in value as a result of their use of science and/or technology advancements even if those companies are not directly involved in the specific research and development of the advance.  Science and technology companies are those who, in the opinion of KCM, the Fund's investment advisor, are engaged in the pursuit and practical application of knowledge to discover, develop and commercialize products, services or intellectual property to solve problems, increase productivity, improve efficiency or better the quality and ease of life.  The types of companies in which the Fund may invest range across industries and all market capitalizations and include, for example companies which could implement technological advances as a means of significant cost savings or technology-centered companies which develop industry leading advantages.  Some of the industries likely to be represented in the Fund's portfolio are: electronics, including hardware, software and components, communications; E-commerce; information services; media; life sciences and healthcare; environmental services, chemicals and synthetic materials; defense and aerospace; industrials and energy services.  While the Fund's investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

The Science & Technology Fund selects its investments through rigorous analysis of the impact of scientific or technological developments on companies by portfolio managers with industry expertise and then selects those companies with the greatest upside potential based on that analysis.  Assessing key fundamentals of such companies, the Fund invests in securities that are likely to result in long-term growth of capital.  The types of companies in which the Science & Technology Fund may invest range across industries and include, for example, companies which could implement technological advances as a means of significant cost savings or technology-centered companies which develop industry leading advantages.  Nevertheless, due to the subjective nature of the evaluation of potential investments for the Fund, it is possible that the securities of companies in which the Science & Technology Fund invests may not appreciate in value as expected at the time they are selected for investment.  The Advisor may sell the Science & Technology Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS
The Science & Technology Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Science & Technology Fund’s investments may fluctuate.  If the value of the Science & Technology Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Science & Technology Fund’s principal investment strategies are:

Market Risk – The value of the Science & Technology Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Science & Technology Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Science & Technology Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Science & Technology Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Science and Technology Sector Risk – Companies in the rapidly changing fields of science and technology often face unusually high price volatility due to: (i) products and services that appear to be promising at first but fail to become commercially successful or quickly become obsolete; and (ii) competition from new market entrants as well as developing government regulations and policies.  Technology companies, in particular, often face unusually high price volatility both in terms of gains and losses.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

International Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

PERFORMANCE
The performance information provides some indication of the risks of investing in the Science & Technology Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The Science & Technology Fund is discontinuing the use of the NASDAQ Composite Index® as the primary index and replacing it with the NYSE Arca Tech 100 Index® in future prospectuses.  The Fund believes that use of the NYSE Arca Tech 100 Index® provides a better comparative benchmark than the NASDAQ Composite Index®.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Science & Technology Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

SCIENCE & TECHNOLOGY FUND
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return (through June 30, 2010) = (2.29)%
Best Quarter through December 31, 2009: June 30, 2003 = 28.95%
Worst Quarter through December 31, 2009: June 30, 2002 = (31.24%)

Average Annual Total Returns for the periods ended December 31, 2009
	1 Year	5 Years	Since Inception (4/16/2001)
Science & Technology Fund
Return Before Taxes	51.62%	4.38%	4.31%
Return After Taxes on Distributions	51.62%	3.93%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares	33.55%	3.71%	3.70%
NYSE Arca Tech 100 Index®	43.08%	2.31%	2.87%
NASDAQ Composite Index®	43.89%	0.85%	2.00%
Lipper Science & Technology Funds Index®	57.90%	3.00%	-0.563%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Science & Technology Fund’s investment advisor.

Portfolio Managers. The Science & Technology Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Clay Brethour	9.5	Portfolio Manager
Dave Carlsen	6.5	Portfolio Manager
Elizabeth Jones	6.5	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES
Investors may purchase or redeem Fund shares on any business day by written request (Buffalo Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), wire transfer, telephone at 1-800-49-BUFFALO or (800) 492-8332, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amount
	Initial	Subsequent
Regular Accounts (unless opened via an exchange)	$ 2,500	$ 100
Exchange from another Buffalo Fund	$ 1,000	$ 100
Automatic Investment Plan	$ 100	$ 100
IRA and Uniform Transfer/Gifts to Minors Accounts	$ 250	$ 100
SEPs, Coverdell ESAs, and SAR-SEPs	$ 250	$ 100

TAX INFORMATION
Fund distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.